UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2022
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Morphic Holding, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38940	47-3878772
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive, A2
Waltham,	Massachusetts	02451
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 996-0955
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 12, 2022, Morphic Holding, Inc. (the “Company”) announced the appointment of Bruce Rogers, PhD, currently the Company’s Chief Scientific Officer (“CSO”), to the position of President of the Company, effective as of May 11, 2022. Dr. Rogers succeeds Praveen Tipirneni, M.D. in the position. Dr. Tipirneni will continue to serve as Chief Executive Officer and as the designated principal executive officer of the Company. Upon the effectiveness of Dr. Rogers’ appointment as President, Blaise Lippa, PhD will become the Company’s CSO.

Biographical information for Dr. Rogers may be found in the Company’s definitive proxy statement (“Proxy Statement”) relating to its 2022 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission on April 29, 2022.

In connection with Dr. Rogers’s appointment as President, the Board of Directors of the Company has approved the following compensation package for Dr. Rogers: (i) an annual base salary of $525,000 (the “Rogers Base Salary”), effective as of May 11, 2022 and prorated for the period of time in calendar year 2022, and with his target bonus opportunity remaining at 45% of the Rogers Base Salary, and (ii) the grant of a stock option to purchase 31,500 shares of the Company’s Common Stock (“Common Stock”), 2.0833% of which shall vest in equal monthly installments on each monthly anniversary of May 15, 2022 (the “Rogers Grant Date”), such that the shares will be fully vested 4 years after the Rogers Grant Date and with such shares to be issued at an exercise price equal to the closing price of the Common Stock on The Nasdaq Global Market on the Rogers Grant Date and with such option to be for a term of 10 years. Dr. Rogers is subject to the Change in Control and Severance Agreement approved in February 2022, as more fully described in the Proxy Statement.

The Company previously entered into an indemnity agreement with Dr. Rogers in connection with the initial public offering of the Company. The form of the indemnity agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on June 14, 2019 and incorporated by reference herein.

There are no arrangements or understandings between Dr. Rogers and any other persons, pursuant to which he was appointed as President, no family relationships among any of the Company’s directors or executive officers and Dr. Rogers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

The Company announced the appointment of Dr. Rogers to the position of President of the Company and the appointment of Dr. Lippa to the position of CSO of the Company in a press release furnished as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by Morphic Holding, Inc. dated May 12, 2022.
104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: May 12, 2022	By:	/s/ Marc Schegerin
Marc Schegerin, M.D.
Chief Financial Officer and Chief Operating Officer